SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported):   February 28, 2000


                               VIALOG CORPORATION
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             (Exact name of registrant as specified in its charter)


    Massachusetts                   000-24689                04-3305282
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   (State or other                 (Commission            (I.R.S. Employer
    jurisdiction                  File Number)           Identification No.)
  of incorporation)



                    35 New England Business Center, Suite 160
                                Andover, MA 01810
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                    (Address of principal executive offices)


                                 (978) 975-3700
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               Registrant's telephone number, including area code


         (Former name or former address, if changed since last report.)

Item 5.  Other Events
---------------------


         On February 29, 2000, the Company announced that it had received signed lock-up agreements from the holders of approximately 80% of the aggregate principal amount of its 12-3/4% Senior Notes Due 2001 (the "Notes") under which, subject to the Company's obtaining favorable senior credit financing, such noteholders would exchange their existing Notes for cash and newly issued convertible preferred stock of the Company. The Company has had substantial discussions with lenders to arrange such favorable financing but has not yet received a commitment letter from a lender.

         The form of lock-up letter signed by such holders is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  10.1     Form of Letter Agreement Regarding Exchange Offer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                           VIALOG CORPORATION


Date:  March 6, 2000                   By: /s/Michael E. Savage
                                           --------------------
                                           Michael E. Savage, Senior Vice
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

                Exhibit
                -------
                  10.1         Form of Letter Agreement Regarding Exchange Offer